SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           February 17, 2004

Systemax Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13792 (Commission File number)	11-3262067 (I.R.S. Employe Identification No.)

11 Harbor Park Drive, Port Washington, New York 11050
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 608-7000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)      Exhibits

                     99.  Press release issued on February 17, 2004

Item 9. Regulation FD Disclosure.

On February 17, 2004, a press release captioned “Systemax Announces Efforts to Streamline Business and Reduce Costs” was issued. A copy of such release is filed as Exhibit 99.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 17, 2004	SYSTEMAX INC. By: /s/ Curt Rush Curt Rush General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number 99	Description Of Exhibit Page Press release issued on February 17, 2004	Page 4